Green Brick Partners Second Quarter 2017 Investor Call Presentation August 7, 2017 Exhibit 99.2

1 Forward-looking statements This presentation and the oral statements made by representatives of the Company during the course of this presentation that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the Company’s business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material. Factors that could cause actual results to differ from those anticipated are discussed in the Company’s annual and quarterly reports filed with the SEC. Any forward-looking statements made are subject to risks and uncertainties, many of which are beyond management’s control. These risks include the risks described in the Company’s filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. The Company presents Basic Adjusted EPS and Diluted Adjusted EPS and Basic and Diluted Adjusted weighted-average number of shares outstanding, Income before taxes attributable to GRBK and Adjusted Homebuilding Gross Margin. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

Jim Brickman Chief Executive OfficerΩ Over Ω 39 years in real estate development and homebuilding CoΩ -founded JBGL with Greenlight Capital in 2008. JBGL was merged into Green Brick in 2014 Previously served as Chairman and CEO of Princeton Homes and Princeton Realty Corp.Ω Rick Costello  Chief Financial OfficerΩ Over Ω 25 years of financial and operating experience in all aspects of real estate management Previously served as CFO and COO of GL Homes, as AVP of finance of Paragon Group and Ω as an auditor for KPMG Jed Dolson Head of Land Acquisition and Development Ω – COO of Green Brick Communities Over Ω 14 years of land development and property acquisition Head of GRBK land acquisitions since Ω 2010 Masters Degree in Engineering, Stanford University, and Registered Engineer, State of Ω Texas Management presenters 2

3 Housing starts are highly correlated to jobs and we build in two of the highest job growth markets.

We are less than 2.0% of the starts in two of the largest housing markets, giving us significant opportunity for growth. 4

5 Dallas market continues 6-year expansion but is still well below the prior peak 31,049 29,865 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 2Q07 2Q08 2Q09 2Q10 2Q11 2Q12 2Q13 2Q14 2Q15 2Q16 2Q17 A nn ua l S ta rt s & C lo si ng s Annual Starts Annual Closings Dallas/Fort Worth Market SFD-TH – Starts and Closings Source: Metrostudy - MetroUSA

6 GRBK has almost 3,800 lots in Dallas where the market continues its 7-year trend of constrained supply Source: Metrostudy - MetroUSA Dallas/Fort Worth Market Lot Inventory 50,084 19.4 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 2Q07 2Q08 2Q09 2Q10 2Q11 2Q12 2Q13 2Q14 2Q15 2Q16 2Q17 M onths of Supply Lo ts /S ta rt s Vacant Developed Lots Annual Starts VDL Months of Supply

0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 60,000 U n it s Quarter Atlanta Region 16 Year History Annual Construction Starts and Closings Annual Starts Annual Closings 2Q06 Peaked 22,594 +10% 21,262 +15% 7 Atlanta market also continues to expand but is still well below the prior peak Source: Metrostudy - MetroUSA 72% of activity is in North Atlanta.

GRBK has one of the lowest debt-to-capital ratios amongst public builders  GRBK net debt to capital is about 12% versus an average 40% for covered public builders  GRBK’s has no off-balance sheet debt embedded in unconsolidated JV’s, unlike many peers  GRBK’s eventual target is approximately 35% 8 Citi Research data for comparative companies is as of December 31, 2016; “Net Debt” equals Total Debt minus Cash

Second quarter 2017 financial highlights 9 Second quarter pre -tax income attributable to Green Brick of $12.0 million was up 9.9% from the same period in 2016 Lots owned and controlled stand at almost  5400 lots, up over 20% year over year Home closing revenues of $ 100.3 million in Q2 2017 were up 7.1% from Q2 2016 and up almost 21% year to date Net new orders of  270 homes in the second quarter of 2017 increased 13.0% compared to the second quarter of 2016; orders for the last 12 months are 958, up 24.2% from the same time last year Last  12 month adjusted homebuilding gross margins remained at 23.1% in Q2 2017 for the 3rd quarter in a row Homes under construction now stand at  714 homes, up 8.2% over Q2 2016; starts for the last 12 months total 988, up 14.9% compared to the year-ago total Active selling communities total  54 at June 30, 2017, up 12.5% year-over-year Backlog at June  30, 2017 is now at approximately $165 million, up 17.7% year over year

Second quarter 2017 operational highlights 10

TX G Green Brick at a glance Uniquely structured residential land development and  homebuilding company We build and deliver homes through our current Ω builders in which we own a 50% controlling interest We sell lots and provide lot acquisition and vertical Ω construction financing to our controlled builders Currently focused on the high growth metropolitan  areas of Dallas and Atlanta Attractive land position of almost  5,400 well-located residential lots as of June 30, 2017 Over Ω 79% of our residential lots are owned Virtually all of our owned lots are owned at Ω corporate level vs. at the controlled builder level Products offered Townhomes, single family Single family Luxury homes Townhomes, contractor on luxury homes Townhomes, single family, luxury homes 11 Dallas CB JENI Normandy Homes Southgate Homes Centre Living Homes Atlanta The Providence Group Controlled builders

We are a uniquely structured company that combines residential land development and homebuilding with  strong sponsor ownership and controlling interests in our aligned homebuilders. Corporate structure 12 50%50%50%50% 100%

Key takeaways Significant growth opportunities exist in Dallas and  Atlanta ̶ two of the most attractive homebuilder markets in the U.S. We have the balance sheet and management team to  support significant growth Proven success in executing our growth strategy with  our controlled and aligned builders Our operating model and low leverage results in  superior risk adjusted returns. 13

Non-GAAP Reconciliation 14 Adjusted EPS Reconciliation (Unaudited, in thousands, except per share amounts) Three Months Ended June 30, 2017 Six Months Ended June 30, 2017 Basic adjusted EPS Net income attributable to Green Brick – basic $7,689 $13,886 Income tax provision attributable to Green Brick $4,349 $8,204 Pre-tax income $12,038 $22,090 Adjusted weighted-average number of shares outstanding – basic 49,047 49,003 Basic adjusted EPS $0.25 $0.45 Diluted adjusted EPS Net income attributable to Green Brick – diluted $7,689 $13,886 Income tax provision attributable to Green Brick $4,349 $8,204 Pre-tax income $12,038 $22,090 Adjusted weighted-average number of shares outstanding – diluted 49,123 49,070 Diluted adjusted EPS $0.25 $0.45

Non-GAAP Reconciliation (continued) 15 Adjusted Homebuilding Gross Margin Reconciliation (Unaudited, in thousands) 12 Months Ended Jun 30, 2016 12 Months Ended Sep 30, 2016 12 Months Ended Dec 31, 2016 12 Months Ended Mar 31, 2017 12 Months Ended June 30, 2017 Sale of Residential Units $304,597 $323,259 $365,164 $391,933 $398,546 Homebuilding gross margin $60,777 $67,684 $81,710 $87,922 $89,429 Add back: Capitalized Interest charged to cost of sales 4,446 3,483 2,814 2,441 $2,492 Adjusted homebuilding gross margin $65,223 $71,167 $84,524 $90,363 $91,921 Adjusted gross margin percentage 21.4% 22.0% 23.1% 23.1% 23.1%